OTHER NON-CURRENT ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2022
OTHER NON-CURRENT ASSETS, NET
Schedule of other non-current assets

	As of December 31,
	2021	2022
	RMB	RMB

Long-term restricted cash (Note i)	16,600	11,938
Long-term lease deposits	1,797	1,348
Others	435	301
Total	18,832	13,587

(Note i) It includes cash in collateral bank accounts for the issuance of letters of credit in U.S.